Exhibit 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER AND  PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

The undersigned Dairy Global, the President, Chief Executive Officer and Chief Financial Officer of Rebornne (USA), Inc., (the “Corporation”), in connection with the Corporation’s Quarterly Report on Form 10-Q for the period ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), does hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of his knowledge:

1. The Report is in full compliance with reporting requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.

REBORNNE (USA), INC.

Date: March 22, 2012	By:	/s/ Dairy Global
Dairy Global
President,
Chief Executive Officer, Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)